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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): December 28, 1998

                        True North Communications Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                        1-5029                 36-1088161
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



101 East Erie Street, Chicago, Illinois                               60611-2897
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:              (312) 425-6500

                               (Not Applicable)
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

     On December 28, 1998, the Registrant issued a release in the form attached to this Report as Exhibit 99.1.

     On January 20, 1999, the Registrant issued a release in the form attached to this Report as Exhibit 99.2.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits:
      ---------

99.1  Press Release dated December 28, 1998.

99.2  Press Release dated January 20, 1999.


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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TRUE NORTH COMMUNICATIONS INC.


                                       By: /s/  Dale F. Perona
                                           --------------------------------
                                       Name:    Dale F. Perona
                                       Title:   Senior Vice-President and
                                                  Secretary


Dated: February 24, 1999



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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.         Description
-----------         -----------

99.1                Press Release dated December 28, 1998.

99.2                Press Release dated January 20, 1999.


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